EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8  (File  No.  33-44547,  No.  33-82782,  No.  333-43024,
333-64019, and 333-42383) of Osteotech, Inc. of our report dated March 13, 2002, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.




PricewaterhouseCoopers LLP

Florham Park, New Jersey
March 26, 2002












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